Exhibit 99.1

Phillips Edison & Company Reinstates Monthly Distribution and Intends to Launch a Tender Offer to Repurchase up to 4.5 Million Shares of Common Stock

Monthly distribution to resume in January 2021 at approximately $0.0283 per share, which equates to $0.34 per share annualized

Company intends to repurchase up to 4.5 million shares of common stock at $5.75 per share

Company to execute one-for-four reverse stock split in March 2021

CINCINNATI — November 9, 2020 - Phillips Edison & Company, Inc. (“PECO” or the “Company”), an internally-managed real estate investment trust (“REIT”) and one of the nation’s largest owners and operators of grocery-anchored shopping centers, has declared a monthly distribution payable in January 2021 at an annualized rate of $0.34 per share and intends to launch a voluntary tender offer to repurchase up to 4.5 million shares of common stock at $5.75 per share during the fourth quarter of 2020.

Management Commentary
“Distributions are a critical attribute of this investment and we are pleased to announce the reinstatement of the monthly distribution,” said Jeff Edison, chairman and chief executive officer of PECO. “We are seeing solid collections and improving results at our properties, and our results have given us the necessary clarity in order to resume our distribution.”
“When evaluating the distribution, it is prudent to balance our distribution level with the uncertainties in the market, to provide interim liquidity to investors that need it, and to invest in the long-term growth of the company. We remain concerned about our properties and face the difficult task of working with our neighbors as we head into the colder winter months with an increasing number of COVID-19 cases.
“With that in mind, our Board of Directors has declared a distribution for December 2020 at $0.34 per share annualized and will evaluate distributions on a monthly basis thereafter. Additionally, we intend to launch a tender offer aimed at providing an option to our stockholders that require immediate liquidity.”

Distributions
On November 4, 2020, PECO’s Board of Directors reinstated distributions for December 2020 to stockholders of record at the close of business on December 28, 2020 equal to a monthly amount of $0.02833333 per share, or $0.34 on an annualized basis. Operating partnership unit (“OP Unit”) holders will receive distributions at the same rate as common stockholders, subject to required tax withholding.
The December 2020 distribution is expected to be made on January 7, 2021. Future distributions are not guaranteed; however, the Board intends to evaluate distributions on a monthly basis throughout 2021.
Additionally, the Dividend Reinvestment Plan (“DRIP”) has been reinstated by the Board effective January 7, 2021. Stockholders participating in the DRIP will reinvest their monthly distributions at the current estimated value per share (“EVPS”) of $8.75, starting with the upcoming distribution on January 7, 2021.
To date, the Company has distributed over $1.3 billion to its stockholders and OP Unit holders in the form of monthly distributions.

Tender Offer
PECO intends to commence a voluntary fixed price tender offer on November 10, 2020 (the “Tender Offer”) for up to 4.5 million shares, or approximately $26 million, of its outstanding common stock at $5.75 per share.

This price is 34% lower than the Company’s current EVPS of $8.75, reflecting, among other factors, the Board of Directors’ acknowledgment that the share prices of the Company’s publicly-traded shopping center REIT peers have declined significantly below their respective estimated net asset values, primarily as a result of the ongoing

Exhibit 99.1
market uncertainty caused by the COVID-19 pandemic. As of October 30, 2020, the publicly traded equity of these peers was trading at an average discount to net asset value of 41%, and a median discount to net asset value of 39%, according to S&P Global Market Intelligence. Similarly, PECO’s shares of common stock have traded at a significant discount to its current EVPS in secondary market transactions reported by third parties. For example, during the six-month period ended October 31, 2020, approximately 67,000 shares were sold through a secondary market maker at an average price per share of $5.27. However, given the current economic climate, market prices are highly volatile as seen by market dynamics this week related to the timing of a potential vaccine for COVID-19. Accordingly, while the Board has approved the Tender Offer, the Board makes no recommendation to stockholders as to whether to tender or refrain from tendering their shares.

If more than 4.5 million shares are properly tendered and not properly withdrawn, PECO will purchase the shares on a pro rata basis. In that case, shares that are not purchased will be returned to stockholders.

The Tender Offer will expire at 5:00 p.m. Eastern time on December 15, 2020, unless extended or withdrawn by PECO. The Tender Offer will not be conditional upon any minimum number of shares being tendered. The Tender Offer will, however, be subject to other conditions, and PECO will reserve the right, subject to applicable laws, to withdraw or amend the Tender Offer if, at any time prior to the payment of deposited shares, certain events occur.

This Tender Offer has not yet commenced. This press release is not a recommendation, an offer to purchase, or a solicitation of an offer to sell shares of the Company. The Company expects to file with the Securities and Exchange Commission (“SEC”) a tender offer statement on Schedule TO and related exhibits, including an offer to purchase, a related letter of transmittal, and other related documents (the “Tender Offer Documents”).

Notice of the Tender Offer will be sent by mail to all stockholders and OP Unit holders. Equity holders may obtain full copies of the Tender Offer Documents from the Company, without charge, by contacting the Information Agent for the Tender Offer, Georgeson LLC, at 866-296-5716. The Tender Offer Documents will also be available at www.phillipsedison.com/investors, or on the SEC’s website at www.sec.gov. Equity holders should read these documents and related exhibits, as the documents contain important information about the Company’s Tender Offer.

Questions regarding the Tender Offer can be directed to the Company’s Information Agent for the Tender Offer, Georgeson LLC, at 866-296-5716.

The PECO Board of Directors intends to consider periodic tender offers going forward, with pricing and terms subject to market conditions.

Share Repurchase Program (“SRP”) - Death, Qualifying Disability, and Determination of Incompetence (“DDI”)
Effective January 2021, the Company expects to recommence repurchases under the DDI portion of its amended and restated SRP. The first redemption under the program is expected to take place at the end of January 2021 and continue monthly thereafter.
Qualifying repurchase requests under the amended and restated SRP are projected to be made at the current tender offer price of $5.75.
The deadline for monthly repurchases is expected to be the business day before the fifth business day prior to month end. The standard portion of the SRP remains inactive and such repurchase requests will not be accepted. For more information, including forms, please visit www.phillipsedison.com/investors or call 888-518-8073.

Reverse Stock Split
On November 4, 2020, the PECO Board of Directors approved a one-for-four reverse stock split to take place on or about March 9, 2021.
As a result of the reverse split, every four shares of PECO’s issued and outstanding common stock will be automatically combined and converted into one issued and outstanding share of common stock, par value $0.01 per share. A corresponding reverse split of the outstanding OP Units will also be effective at that time.
After the split, PECO’s common stock and OP Units will have an initial EVPS of $35.00, and PECO will continue as a publicly registered, non-traded REIT. The common stock will have a new CUSIP number, which will be provided closer to the split date.
The reverse stock split impacts all holders of PECO’s common stock and OP Units proportionately and will not impact any equity holder’s percentage ownership of common stock. The Company’s management believes that a

Exhibit 99.1
higher share price will prepare PECO for a future liquidity event while a smaller number of shares will provide improved per-share visibility into its financial results.

PECO expects to appoint its transfer agent, Computershare Trust Company, N.A. (“Computershare”), to act as exchange agent for the reverse stock split. Stockholders owning shares via a custodial or brokerage account will have their positions automatically adjusted to reflect the reverse stock split and will not be required to take further action in connection with the reverse stock split, subject to the custodian’s or broker’s particular processes.

Addressing the stock split, Edison commented: “Executing a reverse stock split is a necessary undertaking before potentially listing our shares on a national stock exchange. Doing so in the first quarter of 2021 grants our investors and advisors time to acclimate to the change and avoids potential confusion in the future around a potential liquidity event. Additionally, it will provide a more granular representation in our financial reporting, as fewer shares outstanding allow for more detail in our per share reporting metrics.”

Transfer Agent Transition
On November 2, 2020, Computershare became the new transfer agent for PECO, replacing DST Systems, Inc.

Stockholder and financial advisor points of contact remain the same:
•Investors: 888-518-8073
•Advisors: 833-347-5717
•Email: investorrelations@phillipsedison.com

Additional details have been provided to all advisors and investors via email.

Stockholder Update Call
Chairman and Chief Executive Officer Jeff Edison, President Devin Murphy, and Chief Financial Officer John Caulfield will host a conference call on November 12, 2020, at 1:00 p.m. Eastern Time addressing the Company’s Q3 2020 results and recent developments. Following management’s prepared remarks, there will be a question and answer session where questions may be submitted via the webcast interface during the call.
    Date: Thursday, November 12, 2020
    Time: 1:00 p.m. Eastern Time
    Webcast link: https://services.choruscall.com/links/peco201112.html
    U.S. listen-only: 888-346-2646
Replay: A webcast replay will be available approximately one hour after the conclusion of the presentation         at https://services.choruscall.com/links/peco201112.html
Submit questions in advance of the call: InvestorRelations@phillipsedison.com

The conference call and accompanying slide presentation can be accessed by visiting the Company’s website at http://investors.phillipsedison.com/event-calendar or www.phillipsedison.com/investors.

Interested parties will be able to access the conference call via online webcast or by telephone. If dialing in, please call the conference telephone number 15 minutes prior to the start time as an operator will register your name and organization. Participants should ask to join the Phillips Edison & Company call.

About Phillips Edison & Company
Phillips Edison & Company, Inc. (“PECO”), an internally-managed REIT, is one of the nation’s largest owners and operators of grocery-anchored shopping centers. PECO’s diversified portfolio of well-occupied neighborhood shopping centers features a mix of national and regional retailers selling necessity-based goods and services in fundamentally strong markets throughout the United States. Through its vertically-integrated operating platform, the Company manages a portfolio of 309 properties, including 283 wholly-owned properties comprising approximately 31.7 million square feet across 31 states (as of September 30, 2020). PECO has generated strong operating results over its 29+ year history and has partnered with leading institutional commercial real estate investors, including TPG Real Estate and The Northwestern Mutual Life Insurance Company. The Company remains exclusively focused on creating great grocery-anchored shopping experiences and improving the communities it serves one center at a time. For more information, please visit www.phillipsedison.com.

Exhibit 99.1
Forward Looking Statements
Certain statements contained in this press release of Phillips Edison & Company, Inc. (“we,” the “Company,” “our,” or “us”) other than historical facts may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995 (collectively with the Securities Act and the Exchange Act, the “Acts”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in the Acts. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “focus,” “seek,” “objective,” “goal,” “strategy,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “long-term,” “once,” “should,” “could,” “would,” “might,” “uncertainty,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the U.S. Securities and Exchange Commission (“SEC”). Such statements include, but are not limited to, (a) statements about our focus, plans, strategies, initiatives, and prospects; (b) statements about the COVID-19 pandemic, including its duration and potential or expected impact on our tenants, our business, and our estimated value per share; (c) statements about our intentions regarding the Tender Offer, a reverse stock split, our distributions, share repurchase program, and dividend reinvestment program; and (d) statements about our future results of operations, capital expenditures, and liquidity. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: (i) changes in national, regional, or local economic climates; (ii) local market conditions, including an oversupply of space in, or a reduction in demand for, properties similar to those in our portfolio; (iii) vacancies, changes in market rental rates, and the need to periodically repair, renovate, and re-let space; (iv) changes in interest rates and the availability of permanent mortgage financing; (v) competition from other available properties and the attractiveness of properties in our portfolio to our tenants; (vi) the financial stability of tenants, including the ability of tenants to pay rent; (vii) changes in tax, real estate, environmental, and zoning laws; (viii) the concentration of our portfolio in a limited number of industries, geographies, or investments; (ix) the effects of the COVID-19 pandemic, including on the demand for consumer goods and services and levels of consumer confidence in the safety of visiting shopping centers as a result of the COVID-19 pandemic; (x) the measures taken by federal, state, and local government agencies and tenants in response to the COVID-19 pandemic, including mandatory business shutdowns, stay-at-home orders and social distancing guidelines; (xi) the impact of the COVID-19 pandemic on our tenants and their ability to pay rent on time or at all, or to renew their leases and, in the case of non-renewal, our ability to re-lease the space at the same or more favorable terms or at all; (xii) the length and severity of the COVID-19 pandemic in the United States; (xiii) the pace of recovery following the COVID-19 pandemic given the current severe economic contraction and increase in unemployment rates; (xiv) our ability to implement cost containment strategies; (xv) our and our tenants’ ability to obtain loans under government programs; (xvi) our ability to pay down, refinance, restructure, or extend our indebtedness as it becomes due; (xvii) to the extent we were seeking to dispose of properties in the near term, significantly greater uncertainty regarding our ability to do so at attractive prices; (xviii) the impact of the COVID-19 pandemic on our business, results of operations, financial condition, and liquidity; and (xix) supply chain disruptions due to the COVID-19 pandemic. Additional important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the SEC and include the risk factors and other risks and uncertainties described in our 2019 Annual Report on Form 10-K, filed with the SEC on March 12, 2020; our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, filed with the SEC on November 9, 2020; and those included in this press release, in each case as updated from time to time in our periodic and/or current reports filed with the SEC, which are accessible on the SEC’s website at www.sec.gov.

Except as required by law, we do not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Important Information
This press release is for informational purposes only and is neither an offer to buy nor the solicitation of an offer to sell any securities of the Company. The Tender Offer will be made only pursuant to an offer to purchase, letter of transmittal, and related materials that the Company intends to distribute to its stockholders and OP Unit holders and file with the SEC. The full details of the expected Tender Offer, including complete instructions on how to tender shares, will be included in the offer to purchase, the letter of transmittal, and other related materials, which the Company will file with the SEC upon commencement of the expected Tender Offer. If the Tender Offer is commenced as expected, stockholders and OP Unit holders are urged to carefully read the offer to purchase, the letter of transmittal, and other related materials when they become available, as they will contain important information, including the terms and conditions of the Tender Offer. If the Tender Offer is commenced as expected, stockholders will be able to obtain free copies of the offer to purchase, the letter of transmittal, and other related materials that the Company files with the SEC on the Company's website at www.phillipsedison.com/investors and the SEC’s website at www.sec.gov or by calling Georgeson LLC, at 866-296-5716.

Exhibit 99.1

Investors:
Phillips Edison & Company, Inc.
Michael Koehler, Vice President of Investor Relations
(513) 338-2743
InvestorRelations@phillipsedison.com

Source: Phillips Edison & Company, Inc.

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